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                                                                    EXHIBIT 10.2

                               FOURTH AMENDMENT TO
                              AMENDED AND RESTATED
                          CREDIT AND SECURITY AGREEMENT


Preamble. THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (hereinafter, together with all schedules and exhibits hereto, and any supplements, additions, modifications or amendments thereto made from time to time called the "Fourth Amendment"), dated as of February 12, 2001 (the "Fourth Amendment Date"), is made by and among THOMASTON MILLS, INC., a Georgia corporation (hereinafter, together with its successors and permitted assigns called the "Borrower"); THOMASTON MILLS FSC, INC., a U.S. Virgin islands corporation (hereafter, together with its successors and permitted assigns, called "FSC"); BANK OF AMERICA, N.A., f/k/a NATIONSBANK, N.A., a national banking association (hereinafter, together with its successors and permitted assigns, called "BAC"; BAC, together with SunTrust and Wachovia, each as hereinafter defined, called collectively, the "Lenders" and, individually, a "Lender"); SUNTRUST BANK, f/k/a SUNTRUST BANK, ATLANTA, a Georgia banking corporation (hereinafter, together with its successors and permitted assigns, called "SunTrust"), individually and as "Administrative Agent" and "Syndication Agent" (as those terms are defined in the Credit Agreement defined below), on behalf of the Lenders; WACHOVIA BANK, N.A., a national banking association (hereinafter, together with its successors and permitted assigns, called "Wachovia"), individually and as "Documentation Agent" and "Collateral Agent" (as those terms are defined in the Credit Agreement defined below), on behalf of the Lenders; and SUNTRUST EQUITABLE SECURITIES CORPORATION, a Tennessee corporation (hereinafter, together with its successors and permitted assigns called "SunTrust Equitable Securities"), as "Arranger" and "Lead Manager" (as those terms are defined in the Credit Agreement defined below), on behalf of the Lenders, acting herein by and through SunTrust.

                  The Borrower, FSC, SunTrust (in its respective capacities described above), Wachovia (in its respective capacities described above), and BAC as a Lender (in its respective capacities described above) (the foregoing parties herein sometimes collectively called the "Parties" and individually called a "Party") are Parties to a certain Amended and Restated Credit and Security Agreement, dated as of July 27, 1999 (which is, as amended to date, called herein the "Credit Agreement"), pursuant to which, among other things, the Lenders agreed to extend credit and other financial accommodations to the Borrower.

                  The Parties have agreed to modify and amend the Credit Agreement in the manner, and subject to the terms and conditions, set forth hereinbelow.

                  NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Fourth Amendment and not defined herein are defined in the Credit Agreement.

         SECTION 2. Amendments to Credit Agreement.


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         (a)      Section 5.20(a) of the Credit Agreement (Minimum EBITDA) is
                  hereby amended by changing the table presently set forth therein to read, instead, as follows:

                  --------------------------------------------------------------
                           As of the Fiscal
                             Month Ended                      Year-to-Date
                             Closest to:                         EBITDA
                  --------------------------------------------------------------
                  July 31, 2000                        $333,000
                  --------------------------------------------------------------
                  August 31, 2000                      $352,000
                  --------------------------------------------------------------
                  September 30, 2000                   $684,000
                  --------------------------------------------------------------
                  October 31, 2000                     $1,077,000
                  --------------------------------------------------------------
                  November 30, 2000                    $1,315,000
                  --------------------------------------------------------------
                  December 31, 2000                    $1,450,000
                  --------------------------------------------------------------
                  January 31, 2001                     ($1,462,000)
                  --------------------------------------------------------------
                  February 28, 2001                    ($1,088,000)
                  --------------------------------------------------------------
                  March 31, 2001                       ($442,000)
                  --------------------------------------------------------------
                  April 30, 2001                       $313,000
                  --------------------------------------------------------------
                  May 31, 2001                         $1,025,000
                  --------------------------------------------------------------
                  June 30, 2001                        $1,500,000
                  --------------------------------------------------------------

                  it being understood and agreed that for the fiscal months ending closest to January 31, 2001, February 28, 2001 and March 31, 2001, negative EBITDA (denoted by parentheses) shall not exceed the amounts so specified for such months in the aforesaid table.

         (b) Section 5.20(b) of the Credit Agreement (Tangible Net Worth) is hereby amended by changing the table set forth therein to read, instead, as follows:



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                  --------------------------------------------------------------
                          As of the Fiscal
                            Month Ended                      Year-to-Date
                            Closest to:                   Tangible Net Worth
                  --------------------------------------------------------------
                  July 31, 2000                        $17,905,000
                  --------------------------------------------------------------
                  August 31, 2000                      $16,705,000
                  --------------------------------------------------------------
                  September 30, 2000                   $15,557,000
                  --------------------------------------------------------------
                  October 31, 2000                     $14,745,000
                  --------------------------------------------------------------
                  November 30, 2000                    $13,771,000
                  --------------------------------------------------------------
                  December 31, 2000                    $12,372,000
                  --------------------------------------------------------------
                  January 31, 2001                     $8,780,000
                  --------------------------------------------------------------
                  February 28, 2001                    $7,902,000
                  --------------------------------------------------------------
                  March 31, 2001                       $7,203,000
                  --------------------------------------------------------------
                  April 30, 2001                       $6,988,000
                  --------------------------------------------------------------
                  May 31, 2001                         $6,398,000
                  --------------------------------------------------------------
                  June 30, 2001                        $5,285,000
                  --------------------------------------------------------------

         (c) In connection with the foregoing modifications to Sections 5.20(a) and 5.20(b) of the Credit Agreement, any Event of Default heretofore existing in respect of Borrower's non-compliance with said Sections as of, or for the fiscal period(s) ended, November 30, 2000 and December 31, 2000 (in respect of Section 5.20(a)) or June 30, 2000 (in respect of
                  Section 5.20(b)), are hereby waived by the Lenders.

         (d) In addition to the foregoing, any Event of Default heretofore existing under Section 5.07 of the Credit Agreement in respect of Borrower's failure to pay, when due, property taxes payable in the calendar month of December, 2000, is hereby waived, provided that such taxes (together with any penalties) are fully paid and satisfied by March 31, 2001.

         SECTION 3. Representations and Warranties of Obligors. The Borrower and FSC, each severally, represents and warrants to the other Parties that:

         (a) It has the power and authority to enter into and to perform this Fourth Amendment, to execute and deliver all documents relating to this Fourth



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                  Amendment, and or incur the obligations provided for in this
                  Fourth Amendment, all of which have been duly authorized and approved in accordance with its corporate documents;

         (b) This Fourth Amendment, together with all documents executed pursuant hereto, shall constitute when executed its valid and legally binding obligations in accordance with their respective terms;

         (c) All representations and warranties made by it in the Credit Agreement are true and correct as of the date hereof, with the same force and effect as if all representations and warranties were fully set forth herein;

         (d) Its Obligations under the Credit Documents remain valid and enforceable Obligations, and the execution and delivery of this Fourth Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Credit Agreement or any of the other Credit Documents;

         (e) As of the Fourth Amendment Date, it has no offsets, defenses or counterclaims against the payment of any of the Obligations; and

         (f) As of the Fourth Amendment Date, and after giving effect to the terms hereof, no Default Condition or Event of Default exists.

         SECTION 4. Waiver of Claims. As a specific inducement to the other Parties without which the Borrower and FSC acknowledge the other Parties would not enter into this Fourth Amendment and the other documents executed in connection herewith, each of the Borrower and FSC hereby waives any and all claims that it may have against any other Party, as of the date hereof, arising out of or relating to the Credit Agreement or any other Credit Document whether sounding in contract, tort, or any other basis.

         SECTION 5. Conditions of Effectiveness. This Fourth Amendment shall become effective when, and only when, (i) the Documentation Agent shall have received this Fourth Amendment, executed by each Party, and (ii) the Documentation Agent shall have received evidence satisfactory to it that the Replacement Loan Contract shall have been amended to reflect substantially the same modifications as set forth herein to the Replacement Loan Contract (and the Replacement Lenders and Replacement Lender Co-Agents shall not have received fees exceeding $5,000 in connection therewith); at which time the amendments set forth in Section 2 above shall become effective, retroactive to the Fourth Amendment Date.

         SECTION 6. Miscellaneous.

                  6.1 Reference to Credit Agreement. Upon the effectiveness of this Credit Agreement, each reference in the Credit Agreement to "this Credit Agreement" and each reference in the other Credit Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  6.2 Effect on Credit Documents. Except as specifically amended above, all terms of the Credit Agreement and all other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.



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                  6.3 No Waiver. The execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power, or remedy of Lenders or the Agents under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

                  6.4 Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agents and the Lenders in connection with the preparation, reproduction, execution, and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Lenders with respect hereto.

                  6.5 No Novation. Nothing contained herein intended, or shall be construed, to constitute a novation to the Credit Agreement or any Credit Document.

                  6.6 Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without giving affect to conflict of law provisions.

                  6.7 Counterparts. This Fourth Amendment may be executed in counterparts. Each counterpart shall bind the Party or Parties executing same. All counterparts, taken together, shall constitute one and the same agreement.


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                  IN WITNESS WHEREOF, the Parties have caused this Fourth
Amendment to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                   "BORROWER"

                                   THOMASTON MILLS, INC.             (SEAL)


                                   By:   /s/
                                         ---------------------------------------
                                         Neil H. Hightower
                                         President and Chief Executive Officer

                                   Attest:  /s/
                                            ------------------------------------
                                            A. William Ott
                                            Vice President-Finance


                                   "SUBSIDIARY GUARANTOR"

                                   THOMASTON MILLS FSC, INC.         (SEAL)


                                   By:   /s/
                                         ---------------------------------------
                                         Neil H. Hightower
                                         President and Chief Executive Officer

                                   Attest:  /s/
                                            ------------------------------------
                                            A. William Ott
                                            Vice President-Finance



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                                   SUNTRUST BANK,                     (SEAL)
                                   as Administrative Agent and
                                   Syndication Agent, as a Lender,
                                   and as Agent for SunTrust Equitable
                                   Securities Corporation


                                   By: /s/
                                      ------------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



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                                   WACHOVIA BANK, N.A.,               (SEAL)
                                   as Documentation Agent,
                                   Collateral Agent, and as a Lender


                                   By: /s/
                                      ------------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



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                                   BANK OF AMERICA, N.A.,             (SEAL)
                                   as a Lender


                                   By: /s/
                                      ------------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



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